                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001

I.    RECONCILIATION OF COLLECTION ACCOUNT:
         End of Period Collection Account Balance as of Prior Payment Date:                                      751,124.56
         Available Funds:
             Contract Payments due and received in this period                                                 3,888,326.20
             Contract Payments due in prior period(s) and received in this period                                532,822.08
             Contract Payments received in this period for next period                                           158,002.56
             Sales, Use and Property Tax payments received                                                        46,532.16
             Prepayment Amounts related to early termination in this period                                      132,970.07
             Servicer Advance                                                                                    604,612.54
             Proceeds received from recoveries on previously Defaulted Contracts                                       0.00
             Transfer from Reserve Account                                                                        10,071.17
             Interest earned on Collection Account                                                                21,850.10
             Interest earned on Affiliated Account                                                                 1,244.58
             Proceeds from repurchase of Contracts per Contribution and
               Servicing Agreement Section 5.03                                                                        0.00
             Amounts paid per Contribution and Servicing Agreement Section 7.01
               (Substituted contract < Predecessor contract)                                                           0.00
             Amounts paid under insurance policies                                                                     0.00
             Maintenance, Late Charges and any other amounts                                                      46,112.17

                                                                                                        --------------------
         Total Available Funds                                                                                 6,193,668.19
         Less: Amounts to be Retained in Collection Account                                                      665,344.93
                                                                                                        --------------------
         AMOUNT TO BE DISTRIBUTED                                                                              5,528,323.26
                                                                                                        ====================


         DISTRIBUTION OF FUNDS:
             1.      To Trustee -  Fees                                                                                0.00
             2.      To Servicer, any unreimbursed Nonrecoverable Advances or
                       Servicer Advances                                                                         532,822.08
             3.      To Noteholders (For Servicer Report immediately following
                       the Final Additional Closing Date)
                             a) Class A1 Principal and Interest                                                        0.00
                             a) Class A2 Principal (distributed after A1
                                  Note matures) and Interest                                                           0.00
                             a) Class A3 Principal (distributed after A2
                                  Note matures) and Interest                                                   3,246,715.17
                             a) Class A4 Principal (distributed after A3
                                  Note matures) and Interest                                                     219,862.50
                             a) Class A5 Principal (distributed after A4
                                  Note matures) and Interest                                                     234,054.83
                             b) Class B Principal and Interest                                                    63,211.53
                             c) Class C Principal and Interest                                                   127,521.91
                             d) Class D Principal and Interest                                                    86,394.33
                             e) Class E Principal and Interest                                                   115,436.10

             4.      To Reserve Account for Requirement per Indenture
                       Agreement Section 3.08                                                                          0.00
             5.      To Issuer - Residual  Principal and Interest and
                       Reserve Account Distribution
                             a) Residual Interest (Provided no Restricting or
                                  Amortization Event in effect)                                                  618,201.03
                             b) Residual Principal (Provided no Restricting or
                                  Amortization Event in effect)                                                  102,713.95
                             c) Reserve Account Distribution (Provided no Restricting or
                                Amortization Event in effect)                                                     10,071.17
             6.      To Servicer, Tax, Maintenance, Late Charges and
                       Bank Interest Earned and Any Other Amounts                                                115,739.01
             7.      To Servicer, Servicing Fee and other Servicing Compensations                                 55,579.65
                                                                                                        --------------------
         TOTAL FUNDS DISTRIBUTED                                                                               5,528,323.26
                                                                                                        ====================

                                                                                                        --------------------
         End of Period Collection Account Balance
           {Includes Payments in Advance & Restricting Event Funds (if any)}                                     665,344.93
                                                                                                        ====================

II.    RESERVE ACCOUNT

Beginning Balance                                                                                             $2,511,821.93
         - Add Investment Earnings                                                                                10,071.17
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                              0.00
         - Less Distribution to Certificate Account                                                               10,071.17
                                                                                                        --------------------
End of period balance                                                                                         $2,511,821.93
                                                                                                        ====================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
  (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                  $2,511,821.93
                                                                                                        ====================

                          DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001


III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                               Pool A                     106,620,584.23
                               Pool B                      23,796,290.87
                                                        -----------------      130,416,875.10

Class A Overdue Interest, if any                                    0.00
Class A Monthly Interest - Pool A                             570,674.16
Class A Monthly Interest - Pool B                             127,366.87

Class A Overdue Principal, if any                                   0.00
Class A Monthly Principal - Pool A                          2,424,218.44
Class A Monthly Principal - Pool B                            578,373.03
                                                        -----------------
                                                                                 3,002,591.47
Ending Principal Balance of the Class A Notes
                               Pool A                     104,196,365.79
                               Pool B                      23,217,917.84
                                                        -----------------     -----------------

                                                                                127,414,283.63
                                                                              =================

----------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                              Principal Paid Per $1,000                       Ending Principal
Original Face $221,020,000                            Original Face $221,020,000                     Balance Factor
 $ 3.158271                                                 $ 13.585157                                57.648305%
----------------------------------------------------------------------------------------------------------------------------------





IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                               Class A1                                               0.00
                               Class A2                                               0.00
                               Class A3                                      46,796,875.10
                               Class A4                                      41,000,000.00
                               Class A5                                      42,620,000.00
                                                                             -------------
                                                                                                   130,416,875.10
Class A Monthly Interest
                               Class A1 (Actual Number Days/360)                      0.00
                               Class A2                                               0.00
                               Class A3                                         244,123.70
                               Class A4                                         219,862.50
                               Class A5                                         234,054.83
                                                                             -------------


Class A Monthly Principal
                               Class A1                                               0.00
                               Class A2                                               0.00
                               Class A3                                       3,002,591.47
                               Class A4                                               0.00
                               Class A5                                               0.00
                                                                             -------------
                                                                                                     3,002,591.47
Ending Principal Balance of the Class A Notes
                               Class A1                                               0.00
                               Class A2                                               0.00
                               Class A3                                      43,794,283.63
                               Class A4                                      41,000,000.00
                               Class A5                                      42,620,000.00
                                                                             -------------       -----------------
                                                                                                   127,414,283.63
                                                                                                 =================

Class A3

-----------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                       Principal Paid Per $1,000             Ending Principal
Original Face $62,400,000                      Original Face $62,400,000             Balance Factor
$ 3.91224                                            $ 48.118453                      70.183147%
-----------------------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001


V.   CLASS B NOTE PRINCIPAL BALANCE

            Beginning Principal Balance of the Class B Notes
                                                 Pool A                    1,817,751.38
                                                 Pool B                      405,701.64
                                                                           ----------------
                                                                                                            2,223,453.02

            Class B Overdue Interest, if any                                       0.00
            Class B Monthly Interest - Pool A                                  9,831.01
            Class B Monthly Interest - Pool B                                  2,194.17
            Class B Overdue Principal, if any                                      0.00
            Class B Monthly Principal - Pool A                                41,326.60
            Class B Monthly Principal - Pool B                                 9,859.75
                                                                           ---------------
                                                                                                               51,186.35
            Ending Principal Balance of the Class B Notes
                                                 Pool A                    1,776,424.78
                                                 Pool B                      395,841.89
                                                                           ---------------
                                                                                                         -------------------
                                                                                                            2,172,266.67
                                                                                                         ===================

            ----------------------------------------------------------------------------------------------------------------------
            Interest Paid Per $1,000                         Principal Paid Per $1,000                       Ending Principal
            Original Face $3,768,000                         Original Face $3,768,000                        Balance Factor
                  $ 3.191396                                         $ 13.584488                                 57.650389%
            ----------------------------------------------------------------------------------------------------------------------




VI.   CLASS C NOTE PRINCIPAL BALANCE

            Beginning Principal Balance of the Class C Notes
                                                 Pool A                      3,636,303.53
                                                 Pool B                        811,602.55
                                                                       -------------------
                                                                                                         4,447,906.08

            Class C Overdue Interest, if any                                         0.00
            Class C Monthly Interest - Pool A                                   20,560.27
            Class C Monthly Interest - Pool B                                    4,588.94
            Class C Overdue Principal, if any                                        0.00
            Class C Monthly Principal - Pool A                                  82,653.20
            Class C Monthly Principal - Pool B                                  19,719.50
                                                                       -------------------
                                                                                                           102,372.70
            Ending Principal Balance of the Class C Notes
                                                 Pool A                      3,553,650.33
                                                 Pool B                        791,883.05
                                                                       -------------------           -------------------------
                                                                                                         4,345,533.38
                                                                                                     =========================


-----------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                          Principal Paid Per $1,000                       Ending Principal
Original Face $7,537,000                          Original Face $7,537,000                        Balance Factor
   $ 3.336767                                            $ 13.582685                                  57.656009%
-----------------------------------------------------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001


           VII.   CLASS D NOTE PRINCIPAL BALANCE

                      Beginning Principal Balance of the Class D Notes
                                                           Pool A                      2,423,668.54
                                                           Pool B                        540,935.51
                                                                                  ------------------
                                                                                                              2,964,604.05

                      Class D Overdue Interest, if any                                         0.00
                      Class D Monthly Interest - Pool A                                   14,834.87
                      Class D Monthly Interest - Pool B                                    3,310.98
                      Class D Overdue Principal, if any                                        0.00
                      Class D Monthly Principal - Pool A                                  55,102.14
                      Class D Monthly Principal - Pool B                                  13,146.34
                                                                                  ------------------
                                                                                                                 68,248.48
                      Ending Principal Balance of the Class D Notes
                                                           Pool A                      2,368,566.40
                                                           Pool B                        527,789.17
                                                                                  ------------------       ----------------
                                                                                                              2,896,355.57
                                                                                                           ================


                      --------------------------------------------------------------------------------------------------
                      Interest Paid Per $1,000         Principal Paid Per $1,000          Ending Principal
                      Original Face $5,024,000         Original Face $5,024,000           Balance Factor
                           $ 3.611833                        $ 13.584490                     57.650390%
                      --------------------------------------------------------------------------------------------------


           VIII.   CLASS E NOTE PRINCIPAL BALANCE

                      Beginning Principal Balance of the Class E Notes
                                                           Pool A                     3,031,187.15
                                                           Pool B                       676,567.92
                                                                               --------------------
                                                                                                              3,707,755.07

                      Class E Overdue Interest, if any                                        0.00
                      Class E Monthly Interest - Pool A                                  24,628.40
                      Class E Monthly Interest - Pool B                                   5,497.11
                      Class E Overdue Principal, if any                                       0.00
                      Class E Monthly Principal - Pool A                                 68,877.67
                      Class E Monthly Principal - Pool B                                 16,432.92
                                                                               --------------------
                                                                                                                 85,310.59
                      Ending Principal Balance of the Class E Notes
                                                           Pool A                     2,962,309.48
                                                           Pool B                       660,135.00
                                                                               --------------------        ----------------
                                                                                                              3,622,444.48
                                                                                                           ================


                      ----------------------------------------------------------------------------------------------------
                      Interest Paid Per $1,000            Principal Paid Per $1,000          Ending Principal
                      Original Face $6,282,000            Original Face $6,282,000           Balance Factor
                           $ 4.795528                          $ 13.580164                    57.663873%
                      ----------------------------------------------------------------------------------------------------

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                       FOR THE PAYMENT DATE MAY 14, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

            Beginning Residual Principal Balance
                                                 Pool A                            3,639,672.24
                                                 Pool B                              812,130.09
                                                                               -----------------
                                                                                                                4,451,802.33

            Residual Interest - Pool A                                               442,974.80
            Residual Interest - Pool B                                               175,226.23
            Residual Principal - Pool A                                               82,928.71
            Residual Principal - Pool B                                               19,785.24
                                                                               -----------------
                                                                                                                  102,713.95
            Ending Residual Principal Balance
                                                 Pool A                            3,556,743.53
                                                 Pool B                              792,344.85
                                                                               -----------------
                                                                                                            -----------------
                                                                                                                4,349,088.38
                                                                                                            =================


X.   PAYMENT TO SERVICER

             - Collection period Servicer Fee                                                    55,579.65
             - Servicer Advances reimbursement                                                   532,822.08
             - Tax, Maintenance, Late Charges, Bank Interest and other amounts                   115,739.01
                                                                                        --------------------
            Total amounts due to Servicer                                                        704,140.74
                                                                                        ====================

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001


           XI.   Aggregate Discounted Contract Balance

           Pool A
               Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                  beginning of the related Collection Period                                                        121,169,167.09

               Aggregate Discounted Contract Balance of Additional Contracts acquired during
                  Collection Period                                                                                           0.00

               Decline in Aggregate Discounted Contract Balance                                                       2,755,106.76


               Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                    ----------------
                  ending of the related Collection Period                                                           118,414,060.33
                                                                                                                   ================

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances                         2,622,923.35

                   - Principal portion of Prepayment Amounts                                                 132,183.41

                   - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

                   - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                          Contracts during the Collection Period                                                   0.00

                   - Aggregate Discounted Contract Balance of Substitute Contracts added during
                          Collection Period                                                                        0.00

                   - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                          during Collection Period                                                                 0.00

                                                                                                          --------------
                         Total Decline in Aggregate Discounted Contract Balance                             2,755,106.76
                                                                                                          ==============


           Pool B
             Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                beginning of the related Collection Period                                                            27,043,228.63

             Aggregate Discounted Contract Balance of Additional Contracts acquired during
                Collection Period                                                                                              0.00

             Decline in Aggregate Discounted Contract Balance                                                            657,316.78


             Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                        --------------
                ending of the related Collection Period                                                               26,385,911.85
                                                                                                                     ==============

             Components of Decline in Aggregate Discounted Contract Balance:
                 - Principal portion of Contract Payments  and Servicer Advances                           657,316.78

                 - Principal portion of Prepayment Amounts                                                       0.00

                 - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

                 - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                        Contracts during the Collection Period                                                   0.00

                 - Aggregate Discounted Contract Balance of Substitute Contracts added during
                        Collection Period                                                                        0.00

                 - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                        during Collection Period                                                                 0.00

                                                                                                          ------------
                         Total Decline in Aggregate Discounted Contract Balance                            657,316.78
                                                                                                          ============

                                                                                                                  -----------------
           Aggregate Discounted Contract Balance at the end of the related Collection Period                         144,799,972.18
                                                                                                                  =================

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

    POOL A                                                                                  Predecessor
                                                Discounted            Predecessor           Discounted
    Lease #       Lessee Name                   Present Value            Lease #            Present Value
    ---------------------------------------   ---------------------   ---------------   ----------------------
    2199-001      Regional Radiology, LLC     $1,112,975.58              1881-001            $  2,435,321.88
    1231-041      Radnet Management, Inc.       $953,502.31
    1560-013      Drew Medical inc              $342,866.78
                  Cash                           $25,977.21




                                     ----------------------                                 --------------------
                                     Totals:  $2,435,321.88                                  $  2,435,321.88

                a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                     $  2,435,321.88
                b) ADCB OF POOL A AT CLOSING DATE                                            $201,135,070.09
                c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                        1.21%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                                NO   X
                                                                                      -------                            --------


      POOL B                                                                                     Predecessor
                                                  Discounted          Predecessor                Discounted
      Lease #         Lessee Name                 Present Value       Lease #                    Present Value
      -------------------------------             ----------------    -------------------        -----------------------
                      NONE


                                                         ----------                              -----------------------
                                                  Totals:    $0.00                                                 $0.00


                a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                           $0.00
                b) ADCB OF POOL B AT CLOSING DATE                                                         $50,047,123.17
                c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                      0.00%

             * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
               THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES                            NO     X
                                                                                            ---------                     --------

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                       FOR THE PAYMENT DATE MAY 14, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

                POOL A - NON-PERFORMING                                                                           Predecessor
                                                                     Discounted               Predecessor         Discounted
       Lease #             Lessee Name                               Present Value             Lease #            Present Value
       -----------------------------------------------------------   ----------------------   ----------------   ------------------
       408-502             Western Kentucky Diagnostic                       $495,646.95      277-103             $2,561,363.27
       1042-501            Pinnacle Imaging, Inc.                          $1,631,421.93      1513-002              $953,250.10
       2375-001            Tuscarawas Ambulatory                           $1,286,730.05      1725-002              $588,254.35
       1097-506            Advanced Healthcare Resources                     $675,567.93
                           Cash                                               $13,500.87
       2545-002            Presgar L.C.                                      $964,543.83      2205-001            $3,763,600.22
       2907-001            Laser  Vision Centers, Inc.                       $472,557.70
       2000667-2           Hartford Hospital, Inc.                           $190,558.39
       2004051-2           Health Care Solutions                             $695,143.77
       2004051-3           Health Care Solutions                             $993,964.93
       2004887-1           BBC Healthcare International, L.L.C.              $212,022.60
       2005804-1           Otsego Memorial Hospital                          $236,366.53
                                                                   ----------------------                         -------------
                                                                   Totals: $7,868,025.48                          $7,866,467.94



                a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                      7,866,467.94
                b) ADCB OF POOL A AT CLOSING DATE                                                                 $201,135,070.09
                c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                            3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                   $3,763,600.22
b)  Total discounted Contract Balance of Substitute Receivables                    $3,765,157.75
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                  -$1,557.53

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD           YES     X                    NO
                                                                                     ---------                    --------



 POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                     Predecessor
                                                               Discounted                  Predecessor             Discounted
 Lease #             Lessee Name                               Present Value                 Lease #              Present Value
 ------------------------------------------------------    ---------------------     ---------------------      ----------------
 1528-003            U.S. Neurosurgical, Inc.                        $642,004.10                960-501               $82,012.38
 2826-003            Newark Health Imaging, L.L.C.                   $205,317.69                960-502               $28,390.17
 2906-001            Laser Vision Centers, Inc.                      $496,511.61                1043-501             $641,289.38
                     Cash                                              $3,932.26                1043-502             $596,073.73
                                                           ---------------------                                ----------------
                                                           Totals: $1,347,765.66                                   $1,347,765.66

                a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED              $1,347,765.66
                b) ADCB OF POOL B AT CLOSING DATE                                        $50,047,123.17
              * c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                  2.69%

                ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                        $1,347,765.66
b)  Total discounted Contract Balance of Substitute Receivables                         $1,343,833.41
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                      $3,932.26

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES      X                   NO
                                                                                         -------------              -------------

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                       FOR THE PAYMENT DATE MAY 14, 2001






   XV.    POOL PERFORMANCE MEASUREMENTS

   1.       AGGREGATE DISCOUNTED CONTRACT BALANCE

       CONTRACTS DELINQUENT > 90 DAYS                                              TOTAL OUTSTANDING CONTRACTS
       This Month                                               6,012,611.28       This Month                    144,799,972.18
       1 Month Prior                                              561,543.18       1 Month Prior                 148,212,395.72
       2 Months Prior                                           4,353,372.01       2 Months Prior                154,831,493.46

       Total                                                   10,927,526.47       Total                         447,843,861.36

       a) 3 MONTH AVERAGE                                       3,642,508.82       b) 3 MONTH AVERAGE            149,281,287.12

       c) a/b                                                          2.44%


   2.  Does a Delinquency Condition Exist (1c > 6%)?
                                                                                 Yes                     No              X
                                                                                     ------------------    -------------------------

   3.  Restricting Event Check

       A. A Delinquency Condition exists for current period?                     Yes                     No              X
                                                                                     ------------------    -------------------------
       B. An Indenture Event of Default has occurred and is then continuing?     Yes                     No              X
                                                                                     ------------------    -------------------------

   4.  Has a Servicer Event of Default occurred?                                 Yes                     No              X
                                                                                     ------------------    -------------------------


   5.  Amortization Event Check

       A. Is 1c  > 8%?                                                           Yes                     No              X
                                                                                     ------------------    -------------------------
       B. Bankruptcy, insolvency, reorganization; default/violation of
          any covenant or obligation not remedied within 90 days?                Yes                     No              X
                                                                                     ------------------    -------------------------
       C. As of any Determination date, the sum of all defaulted contracts
          since the Closing date exceeds 6% of the ADCB on the Closing Date?     Yes                     No              X
                                                                                     ------------------    -------------------------




   6.  Aggregate Discounted Contract Balance at Closing Date                    Balance  $ 251,182,193.26
                                                                                         ----------------

       DELINQUENT LEASE SUMMARY

                                     Days Past Due                       Current Pool Balance             # Leases

                                           31 - 60                               2,505,998.38                   30
                                           61 - 90                                 188,024.67                    3
                                          91 - 180                               6,012,611.28                   27

       Approved By:
       Lisa J. Cruikshank
       Vice President